Exhibit 10.15.6

Agreement Number 000 1641-6

Amendment #6 to the License Agreement No. 000 1641

between TomTom North America, Inc. and Telenav, Inc.

This is the sixth Amendment (“Amendment #6”) to the License Agreement No. 000 1641, dated July 1, 2009, (the “Agreement”) between TomTom North America, Inc. (“TomTom”) and Telenav, Inc. (“Licensee”) (collectively, the “Parties”).

WHEREAS, the Parties have entered into the Agreement for TomTom data, and

WHEREAS, the Parties wish to amend such Agreement,

NOW, THEREFORE, in consideration of the mutual undertakings and agreements hereinafter set forth, the Parties agree to amend the Agreement as follows:

1. Article 3.5, Use and protection of TomTom Data and Attributes, shall be amended to include the following:

Neither the Data nor the Licensed Products such as [*****] or [*****] or [*****] thereof shall be used for the purpose of [*****] including but not limited to the selection of potential locations for [*****].

2. As Licensee will no longer be licensing Value Added Products [*****], all references to such Value Added Products shall now reference Value Added Product [*****] as detailed below.

3. Schedule A, Licensed TomTom Products, shall be deleted and replaced with the following:

	[*****]				[*****]
			[*****]			[*****]		[*****]	[*****]				[*****]	[*****]	[*****]
country / territory	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 1	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

[*****]	Y		Y			Y	Y								Y	[*****]
[*****]	Y					Y
[*****]	Y		Y
[*****]	Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y								Y	Y
[*****]		Y		Y
[*****]	Y		Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y
[*****]	Y		Y			Y	Y
[*****]	Y		Y
[*****]		Y		Y
[*****]		Y		Y
[*****]		Y		Y
[*****]	Y				Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
[*****]	Y
[*****]	Y					Y
[*****]	Y		Y			Y	Y
[*****]		Y		Y
[*****]	Y		Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y	Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y								Y	[*****]
[*****]	Y		Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y								Y	[*****]
[*****]	Y		Y			Y	Y								Y	Y
[*****]	Y		Y
[*****]		Y		Y

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 2	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

[*****]	Y		Y		Y	Y	Y			Y	Y
[*****]		Y		Y
[*****]	Y				Y
[*****]	Y		Y		Y	Y
[*****]	Y
[*****]	Y		Y		Y	Y
[*****]	Y		Y		Y	Y
[*****]	Y		Y		Y	Y	Y
[*****]	Y		Y		Y	Y
[*****]	Y				Y
[*****]	Y		Y		Y	Y				Y	Y
[*****]	[*****]	[*****]
[*****]		Y		Y
[*****]	Y		Y
[*****]	Y		Y
[*****]	Y		Y		Y	Y
[*****]	Y				Y
[*****]	Y		Y
[*****]	Y		Y		Y	Y
[*****]	Y		Y		Y	Y	Y
[*****]	Y		Y
[*****]		Y		Y
[*****]	Y		Y		Y	Y	Y
[*****]		Y		Y
[*****]	Y		Y
[*****]	Y
[*****]		Y		Y
[*****]		Y		Y
[*****]		Y
[*****]	Y		Y		Y	Y	Y	Y	[*****]
[*****]	Y		Y
[*****]	Y				Y
[*****]	Y		Y

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 3	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

[*****]	Y		Y			Y	Y
[*****]		Y		Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y					Y	Y
[*****]		Y		Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y					Y	[*****]
[*****]	Y		Y
[*****]	Y		Y			Y	Y
[*****]	Y		Y			Y	Y
[*****]	Y		Y			Y	Y
[*****]	Y				Y	Y	Y	Y	Y	Y	Y
[*****]	Y		Y
[*****]		Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y	Y
[*****]		Y		Y
[*****]	Y
[*****]	Y
[*****]	Y		Y			Y	Y
[*****]	Y		Y
[*****]		Y		Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y	Y
[*****]	Y		Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y
[*****]	Y		Y			Y	Y	Y				Y	[*****]
[*****]	Y

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 4	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

[*****]	Y		Y			Y	Y
[*****]	Y		Y			Y	Y								Y	[*****]
[*****]	Y		Y			Y	Y								Y	Y
[*****]	Y		Y					Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y	Y
[*****]		Y		Y
[*****]		Y		Y
[*****]	Y		Y			Y	Y
[*****]		Y		Y
[*****]	Y		Y
[*****]	Y		Y
[*****]	Y		Y			Y	Y
[*****]	Y				Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
[*****]	Y				Y	Y	Y	Y					Y	Y
[*****]	Y		Y
[*****]	Y					Y
[*****]		Y				Y
[*****]	Y		Y
[*****]		Y		Y
[*****]		Y		Y

4. The first paragraph of Schedule B shall be deleted and replaced with the following:

Licensee is permitted to develop, produce, market and promote the following Value Added Products in accordance with this Agreement. Licensee’s license to Value Added Products A3 excluding [*****] A6, B, C. D, G, H, I, J, K, L and M shall continue until [*****], unless terminated earlier. Value Added Product A3 [*****] shall continue until [*****]. Value Added Product E and F shall continue until [*****], unless terminated earlier.

5. Schedule B, Subsection Value Added Product [*****], shall be deleted and replaced with the following:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 5	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

The Value Added Product [*****] is an application for [*****] bundle (ie. a [*****] content bundle which includes at a minimum a [*****] plan and more than [*****] data feature) Subscribers that is programmed for a multi-function device (eg. mobile phone, smart phone), which may utilize multiple Sensors, and whose primary purpose is not for Map Display, Routing or Turn by Tum Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed TomTom Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product [*****] will not be programmed to utilize any Sensors that are physically installed in a vehicle or directly interacting with the in-vehicle electronics. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multifunction device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. In all instances, Transactions will be counted for both on-board and off-board usage. Updates, corrections or enhancements to the Value Added Product [*****] in the device may be accomplished by accessing a remote version of the Value Added Product [*****] such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. The multi-function device can be used to generate a text message that includes an address and link to either the Value Added Product [*****] or an internet web site. Should the internet be used to interpret the address then these [*****] will be counted as referenced in Value Added Product [*****].

Extended features:

*Use of Licensed TomTom Products road attributes to give detailed lane guidance and intersection view

*Use of Licensed TomTom Products lane information for display of HOV lane guidance and display

*Use of Licensed TomTom Products legal posted speed limit information for display purposes and driver warning notification.

There may be three instances of Value Added Product [*****]:

i.	A basic navigation application included at no additional charge for [*****] bundle Subscribers, for which Licensee will use commercially reasonable efforts to include an upgrade path to a premium application (“Basic Navigation”).

ii.	A premium navigation application that [*****] bundle Subscribers can upgrade to from Basic Navigation for a fee (“Premium Navigation”).

iii.	A [*****] that may be offered as a standalone application (i.e. non-bundled) through an application store or directly through [*****] (“[*****]”).

6. Schedule B, Value Added Products shall have a new subsection, Value Added Product [*****], shall be added to the Agreement as follows:

Value Added Product [*****]

The Value Added Product [*****] is an application that is programmed for a multi-function device (eg. mobile phone, smart phone, PC, laptop, netbooks, tablets, game consoles or PDA), which may utilize multiple Sensors and whose primary purpose is not

Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the Licensed TomTom Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. Value Added Product [*****] will not be programmed to utilize any Sensors that are [*****]. For the purpose of improving functionality, a limited map data set needed to provide a functional session may reside on a multifunction device. Should the subscription or evaluation be terminated or payment lapse, access to any map data stored on the device would be terminated. In all instances, [*****] will be counted for both on-board and off-board usage. Updates,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 6	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

corrections or enhancements to the Value Added Product [*****] in the device may be accomplished by accessing a remote version of the Value Added Product [*****] such as a wired or wireless communications to the device. Any map data update either through media, wired or wireless means to the device would result in an additional charge as detailed below unless covered in the subscription fee. The multi-function device can be used to [*****]. Should the internet be used to interpret the address then these [*****] will be counted as referenced in Value Added Product [*****].

Extended features:

*Use of Licensed TomTom Products road attributes to give detailed lane guidance and intersection view

*Use of Licensed TomTom Products lane information for display of HOV lane guidance and display

*Use of Licensed TomTom Products legal posted speed limit information for display purposes and driver warning notification.

* Address Points North America – coverage for the United States and Canada.

Permitted Purpose: The Value Added Product [*****] is an application that is programmed for a multi-function device.

7. Schedule B, Value Added Product, shall be amended to include a new Value Added Product [*****] as follows:

Value Added Product [*****]

[*****] solutions enable and/or offer connectivity between a multi-function device (eg. mobile phone, smart phone, PC, laptop, netbooks, tablets, game consoles or PDA) (“MFD”) and [*****] system whereby the user interface is defined in the application hosted on the Mobile Consumer Device but can be displayed and/or controlled via the [*****] system, including but not limited by means of built-in displays, audio speakers, microphone systems and/or [*****]. Guidance must be initiated by the MFD. Information derived from the [*****] systems cannot be used with the Value Added Product [*****], except for information from the [*****] and information related to the [*****] and [*****] to be used to render the application inoperable when the [*****]. The use of Value Added Product [*****] is subject to the following restrictions:

•	A Mobile Consumer Device based navigation product (e.g., Scout by Telenav) where routes are calculated off-board on the MFD and the navigation session, including but not limited to turn-by-turn guidance, voice guidance with symbol and text-based visual routing, can be rendered on the [*****] screen.

•	Map display on the [*****] screen and voice guidance via the [*****] sound system are allowed.

•	Voice-guided navigation can be used on the MFD outside [*****].

Permitted Purpose: Value Added Product [*****] is a multi-function device with connectivity to [*****] as described under the VAP [*****] description above.

8. Schedule B, Value Added Products shall have a new subsection, Value Added Product [*****], shall be added to the Agreement as follows:

Value Added Product [*****]

The Value Added Product [*****] is an application that is programmed for a multi-function device (eg. mobile phone, smart phone, PC, laptop, netbooks, tablets, game consoles or PDA), which may utilize multiple Sensors and whose primary purpose is not Map Display, Routing or Turn by Turn Navigation. The multi-function device (or a removable cradle designed to hold the device) can be used to provide and/or produce locational and directional information such as, but not limited to Location, Directions or Map Display. In such systems, the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 7	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Licensed TomTom Products, or any subset thereof, may serve as a fully functional database to support real-time calculation of Routes, Turn-by-Turn Navigation, Map Display, Geocoding or any combination or subset thereof. A user will be prohibited from [*****] for a new location or from inputting [*****] or from changing the [*****] once the [*****] has been calculated. A user may, however, choose a new [*****] based on [*****] and/or [*****] delivered by Licensee. Value Added Product [*****] will not be programmed to utilize any Sensors that are [*****]. For the purpose of improving functionality, a [*****] needed to provide a [*****] on a multifunction device.

Permitted Purpose: The Value Added Product [*****] is a MFD application or browser using [*****].

9. Schedule D, License Period, shall be deleted and replaced with the following:

License Period: All Value Added Products except Value Added Product A2, A3 [*****], E, and F through [*****]. Value Added Product A2 shall be through [*****]. Value Added Product A3 [*****] shall be through [*****]. However, either party may terminate the Value Added Product [*****] at any time after the [*****] of the Effective Date of this Amendment #6 by providing the other party with [*****] days prior written notice.

Effective Date: [*****]

Expiration date of initial term: [*****] for all Value Added Products except Value Added Product A2, A3 [*****], E and F. [*****] for Value Added Product A2. [*****] for Value Added Product A3 [*****]. [*****] for Value Added Product E and F.

10. Schedule E, Minimum Guarantee, and Schedule F, Payment Schedule of the Minimum Guarantee, shall be deleted and replaced with the following:

For all Value Added Products other than Value Added Product [*****]

For the period of [*****] through [*****], the Minimum Guarantee for all Value Added Products, except [*****], is [*****]. The Minimum Guarantee is recoupable from sales of all Value Added Products, except [*****], for the entire period of [*****] through [*****]. The Minimum Guarantee shall be invoiced on [*****], due [*****], based on the following payment schedule:

Time Period	[*****] Payment Amount
[*****] through [*****]	$[*****]
[*****] through [*****]	$[*****]
[*****] through [*****]	$[*****]

Value Added Product [*****]:

[*****]:

For the period of [*****] through [*****], the Minimum Guarantee for Value Added Product [*****][*****] is [*****]. The Minimum Guarantee for Value Added Product [*****] is recoupable from all sales of Value Added Product [*****][*****] only for the entire period of [*****] through [*****]. The Minimum Guarantee shall be invoiced on [*****], due [*****], based on the following payment schedule:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 8	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Time Period	[*****] Payment Amount
[*****] through [*****]	$[*****]
[*****] through [*****]	$[*****]

Excluding [*****]:

For the period of [*****] through [*****], the Minimum Guarantee for Value Added Product [*****] excluding Value Added Product [*****] is [*****]. The Minimum Guarantee is recoupable from sales of Value Added Products [*****] excluding Value Added Product [*****] for the entire period of [*****] through [*****]. The Minimum Guarantee shall be invoiced on [*****], due [*****], based on the following payment schedule:

Time Period	[*****] Payment Amount
[*****] through [*****]	$[*****]

The Minimum Guarantees for Value Added Product [*****] shall be in addition to the Minimum Guarantee already described herein. Notwithstanding anything to the contrary herein, if Licensee’s agreement with [*****] related to Value Added Product [*****] and related payments is terminated due to: (i) Licensee’s breach of the agreement between [*****] and Licensee or (ii) [*****] becoming financially insolvent including but not limited to filing for bankruptcy, Licensee shall provide TomTom with [*****] business days written notice to terminate Value Added Product [*****], and the Minimum Guarantee for Value Added Product [*****] shall be prorated to the end of the month following notice of such termination.

11. Schedule G, Subsection Revenue Volume Incentive, shall be amended to include the following:

Value Added Product [*****] shall be included in the [*****] for the [*****], however, Value Added Product [*****] and [*****] shall not.

12. Schedule G, Subsection Value Added Product [*****], shall be deleted and replaced with the following:

Value Added Product [*****] shall be comprised of the following Licensed TomTom Products:

•	MultiNet® North America, coverage for the United States and Canada

•	Local Points of Interest North America – coverage of the United States and Canada

•	3D Landmarks North America, coverage for the United States and Canada

•	Advanced City Models, coverage for the United States and Canada, Level of Detail (LOD) 1, 2 and 3

•	Enterprise Traffic – coverage of the United States and Canada, TMC feed

•	HD Flow – coverage of the United States and Canada, TMC feed

•	Address Points North America – coverage for the United States and Canada.

Pricing	Table:

	Rate	TomTom Products Included
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 9	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

• For purposes of [*****], Licensee shall elect and notify TomTom in writing within [*****] business days of the beginning of each month the basis on which Licensee shall pay to TomTom for usage in a month under the End User or Transaction model. If no election is made for a month, the prior month’s model shall apply. For example if Licensee notifies TomTom that Licensee shall have five thousand (5,000) specific End Users then the remaining usage shall be calculated against the Transaction pricing.

• All revenue share percentages are based on Licensee’s [*****] revenue.

•	[*****] revenue [*****] pays to Licensee for Basic Navigation.

•	Gross Advertising and M-Commerce revenue.

• “Subscriber” means an End User who is authorized to access the Value Added Product [*****] on a subscription basis.

• The Premium Navigation and [*****] applications include a thirty (30) day, free trial to the Subscriber.

• A [*****] “Advertising Revenue Share” will be applied on any advertising revenue recognized by Licensee or Licensee’s authorized third party agent associated with the maps, geocoding, POIs or routes for [*****] and [*****]; including sponsorship fees, couponing, transaction commissions (example movie tickets) and the value of any products or services bartered for advertising.

• Should the number of [*****] over a [*****] day period comprise more than [*****] of the monthly End Users of [*****], the Parties agree they shall renegotiate the [*****] within [*****] of such change.

Conditions for Value Added Product [*****] Pricing:

•	[*****] bundle Subscribers must have access to Basic Navigation, for which Licensee will use commercially reasonable efforts to provide an upgrade path to Premium Navigation.

[*****] Data

•

Licensee shall deliver the [*****] data from Basic Navigation and Premium Navigation sessions (“Licensee [*****] Data”) to TomTom in accordance with Annex 1 to Amendment #2. Licensee has the rights and authority to and hereby does grant to TomTom, subject only to third party rights and restrictions imposed on Licensee by [*****], a perpetual, irrevocable, royalty-free license to use, modify, incorporate into products and/or market and distribute the Licensee [*****] Data and any derivative work created by TomTom therefrom.

•

In no event other than a branch of the license grant set forth above, shall Licensee be liable to TomTom for any direct, indirect, consequential, exemplary, special or incidental damages, including any lost data or lost profits, whether or not such damages are based on tort, warranty, contract or any other legal theory arising from or relating to the Licensee [*****] Data, even if Licensee has been advised of the possibility of such damages.

•

Upon termination or expiration of the Agreement, TomTom’s license to use the Licensee [*****] Data shall survive; provided that Licensee may terminate the license grant and not be obligated to deliver any additional Licensee [*****] Data upon written notice to TomTom if [*****] terminates Licensee’s rights to such data.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 10	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Licensee’s Royalty Reports for Value Added Product [*****] shall specifically include the following information:

[*****] Navigation	[	*****]
[*****] Navigation	[	*****]
[*****] Navigation	[	*****]
[*****] and [*****] Revenue	[	*****]

“M-Commerce” shall mean sponsorship fees, couponing, transaction commissions (example: movie tickets) and the value of any products or services bartered for advertising.

13. Schedule G shall be amended to include Value Added Product [*****] as follows:

Value Added Product [*****]:

Value Added Product [*****] shall be comprised of Licensed TomTom Products as defined in the pricing tables below and as defined by the products and corresponding geographies included in Schedule A. Extended features for Value Added Product [*****] are included as described in Schedule B.

Licensee shall elect and notify TomTom in writing within [*****] business days of the beginning of each month the basis on which Licensee shall pay to TomTom for usage in a month under the End User or Transaction model. If no election is made for a month, the prior month’s model shall apply. For example if Licensee notifies TomTom that Licensee shall have five thousand (5,000) specific End Users then the remaining usage shall be calculated against the Transaction pricing.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 11	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

NAVIGATION

(with or without Sensor)

Maps + Address Points + POI
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
Maps + Address Points
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
Maps + POIs*
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]

* Pricing does not include InfoGroup POIs for North America.
Maps & Voice Maps**
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]

** Includes Voice Maps & Voice Maps POIs, where available.
Maps Only
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]

MAP DISPLAY & ROUTING

(with or without Sensor)

Maps + Address Points + POI
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
Maps + Address Points
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
Maps + POIs*
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]

* Pricing does not include InfoGroup POIs for North America.
Maps & Voice Maps**
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]

** Includes Voice Maps & Voice Maps POIs, where available.
Maps Only
License period	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]
[*****]	$ / €	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 12	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Conditions:

•

Prices are applicable by country or country combination in either USD $ or EUR €. A 1:1 ratio has been applied for currency conversion in these pricing tables. The tables in the following Cat I, II, III tabs show which countries are contained in each coverage bundle by currency.

•

Licensee shall deliver the [*****] data from the application sessions to TomTom in accordance with [*****], Subsection Value Added Products [*****] once Licensee has reached [*****] concurrent users per country, provided such delivery of [*****] data by Licensee does not violate any of its current contracts with third parties. TomTom acknowledges that there may be additional third party restrictions and obligations imposed on Licensee other than those imposed by [*****].

•	POI Pricing does not include [*****] for North America, however it does include pricing for the [*****] Licensed TomTom Product.

The tables below show which countries are contained in each coverage bundle of the pricing tables. This does not necessarily mean TomTom has coverage available for each country for each product. It means that if TomTom has coverage available in a particular country, the respective country can be offered in the respective coverage bundle if the Licensee is licensed to use that particular country. Check with your Account Manager for specific product coverage by country.

USD Countries and Regions
CAT I (USD)	CAT II (USD)	CAT III (USD)
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 13	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

EUR Countries and Regions
CAT I (EUR)	CAT II (EUR)	CAT III (EUR)
[*****]	[*****]	[*****]

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 14	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

As of the Effective Date of this Amendment #6 the following coverage bundles shall apply:

Europe

Full Europe including Russia

Andorra, Austria, Belgium, Bulgaria, Channel Islands, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland (including Aland Islands), France, Germany, Gibraltar, Greece, Hungary, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Monaco, The Netherlands, Norway (including Svalband and Jan Jayen Islands), Poland, Portugal (including Azores), Romania, Russia, San Marino, Slovakia, Slovenia, Spain (including Baleric Islands and Canary Islands), Sweden, Switzerland, Turkey, Ukraine, United Kingdom, Vatican City and Connector Central Eastern Europe

Full Europe excluding Russia

Andorra, Austria, Belgium, Bulgaria, Channel Islands, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland (including Aland Islands), France, Germany, Gibraltar, Greece, Hungary, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Monaco, The Netherlands, Norway (including Svalband and Jan Jayen Islands), Poland, Portugal (including Azores), Romania, San Marino, Slovakia, Slovenia, Spain (including Baleric Islands and Canary Islands), Sweden, Switzerland, Turkey, Ukraine, United Kingdom, Vatican City and Connector Central Eastern Europe

Western Europe

Andorra, Austria, Belgium, Channel Islands, Denmark, Finland (including Aland Islands), France, Germany, Gibraltar, Ireland, Italy, Liechtenstein, Luxembourg, Malta, Monaco, The Netherlands, Norway (including Svalband and Jan Jayen Islands), Portugal (including Azores), San Marino, Spain (including Baleric Islands and Canary Islands), Sweden, Switzerland, United Kingdom, Vatican City

Eastern Europe including Russia

Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, Ukraine and Connector Central Eastern Europe

Eastern Europe excl Russia

Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, Turkey, Ukraine and Connector Central Eastern Europe

Connector Central Eastern Europe

Albania, Belarus, Bosnia, Macedonia, Moldova, Montenegro, Serbia

Alps

Austria, France, Italy, Switzerland

Baltic States

Estonia, Latvia, Lithuania

Belux

Belgium, Luxembourg

Benelux

Belgium, Luxembourg, The Netherlands

British Isles

United Kingdom, Republic of Ireland, Channel Islands

DACH

Austria, Germany, Switzerland

France

France, Monaco

Iberia

Spain, Portugal, Andorra, Gibraltar

Italy

Italy, San Marino, Vatican City

Scandinavia

Denmark, Finland, Norway, Sweden

Spain

Spain, Andorra, Gibraltar

Switzerland

Switzerland, Liechtenstein

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 15	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

United Kingdom

United Kingdom, Channel Islands

Americas

North America excluding Mexico

United States, Canada, Puerto Rico, United States Virgin Islands

North America including Mexico

United States, Canada, Mexico, Puerto Rico, United States Virgin Islands

South America

Argentina, Brazil, Chile, French Guiana, Uruguay, Venezuela

French West Indies

Guadeloupe, Martinique, Saint Barthélemy, Saint Martin

United States

United States, Canada, Puerto Rico, United States Virgin Islands

Middle East & North Africa

Gulf Cooperation Council

Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates

Gulf Cooperation Council and Egypt

Bahrain, Egypt, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates

Sub Sahara Africa

Africa Oceanic

Mauritius, Mayotte, La Réunion

Central Africa

Burundi, Congo, Democratic Republic of Congo, Gabon and Rawanda

Eastern Africa

Kenya, Tanzania, Uganda

Northern Africa

Tunisia

South Africa

South Africa, Lesotho, Swaziland

Southern Africa

Angola, Botswana, Lesotho, Malawi, Mozambique, Namibia, South Africa, Swaziland, Zambia, Zimbabwe

Western Africa

Benin, Burkina Faso, Cameroon, Ghana, Mauritania, Senegal, South Africa, Togo

Asia Pacific

Hong Kong and Macau

Hong Kong, Macau

Malaysia and Brunei

Malaysia, Brunei

Singapore, Malaysia and Brunei

Singapore, Malaysia, Brunei

South East Asia

Singapore, Malaysia, Brunei, Thailand, Indonesia, Vietnam

Licensee shall report royalties to TomTom for the different Value Added Product combinations launched. Should Licensee decide to only launch regional bundles to keep the total number of product SKUs lower, Licensee shall report each regional bundle on the royalty report. Licensee shall define the countries included in the bundles separately. Should Licensee launch each country individually with separate product SKUs, Licensee shall report each country individually on the royalty report.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 16	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

14. Schedule G, Value Added Product [*****] shall be amended to include the following:

“Extended features for Value Added Product [*****] as described in Schedule B.”

15. Schedule G shall be amended to include a Value Added Product [*****] as follows:

Value Added Product [*****]

Value Added Product [*****] shall be comprised of Licensed TomTom Products as defined in the pricing tables below and as defined by the products and corresponding geographies included in Schedule A.

Licensee will pay TomTom [*****] or [*****] defined below, whichever is [*****]. In the event Licensee pays TomTom [*****] or [*****] under this Value Added Product [*****], Licensee shall not be required to pay TomTom a license fee under any other [*****] Value Added Products (e.g. Value Added Product [*****]).

•	[*****] to TomTom for [*****]: [*****]%

•	[*****] to TomTom for [*****]: [*****]%

If Licensee brings the customer opportunity to TomTom and requests TomTom’s participation, it is considered a [*****] and vice versa.

[*****] due TomTom per [*****]:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 17	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Maps Only

	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]

Maps + Voice Maps****

	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]

Maps + POIs***

	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]

Maps + Voice Maps**** + POIs***

	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]

Maps + Traffic*****

	Currency	Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]
		Cat I	Cat II	Cat III
[*****]	$ / €	[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 18	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Definitions and Conditions:

•	*[*****] is the defined portion of the [*****] that Licensee receives after [*****] has been deducted. For example, [*****] as part of the [*****].

•

**[*****] is defined as the [*****] the End User [*****] the application and [*****]. An End User may have access to a [*****] based [*****] product, but Licensee shall pay TomTom the license fees set forth in Value Added Product [*****] for the corresponding [*****] subscription until such End User [*****]. Upon the End User’s [*****] of the application through [*****], Licensor shall pay the difference between the license fees under this Value Added Product [*****] and Value Added Product [*****] for the corresponding [*****] subscription and include such amount in the monthly licensing revenue report for that month.

•

Should Licensee be paid directly by the Service Provider or Distributor (eg. [*****] or other party not including the End User), TomTom’s fee shall be paid based on the same criteria for which Licensee is paid [*****]. Notwithstanding the foregoing, should a Service Provider or Distributor [*****] pay Licensee directly for multiple Value Added Products for which Value Added Product [*****] is part of such payment, this provision shall not apply.

•	***Pricing does not include [*****] for North America, however it does include pricing for the [*****] Licensed TomTom Product.

•	****Includes [*****] and [*****] products.

•	*****Includes TomTom’s [*****] and [*****] products.

•

Prices are applicable by country or country combination in either USD $ or EUR €. A 1:1 ratio has been applied for currency conversion in these pricing tables. The tables in the following Cat I, II, III tabs show which countries are contained in each coverage bundle by currency.

•

Licensee shall deliver the [*****] data from the application sessions to TomTom in accordance with [*****], Subsection Value Added Products [*****] and [*****] once Licensee has reached [*****] concurrent users per country, provided such delivery of [*****] data by Licensee does not violate any of its current contracts with third parties. TomTom acknowledges that there may be additional third party restrictions and obligations imposed on Licensee other than those imposed by [*****].

The tables below show which countries are contained in each coverage bundle of the pricing tables. This does not necessarily mean TomTom has coverage available for each country for each product. It means that if TomTom has coverage available in a particular country, the respective country can be offered in the respective coverage bundle if the Licensee is licensed to use that particular country. Check with your Account Manager for specific product coverage by country.

USD Countries and Regions
CAT I (USD)	CAT II (USD)	CAT III (USD)
[*****]	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 19	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

EUR Countries and Regions
CAT I (EUR)	CAT II (EUR)	CAT III (EUR)
[*****]	[*****]	[*****]

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 20	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

As the Effective Date of this Amendment #6 the following coverage bundles shall apply:

Europe

Full Europe including Russia

Andorra, Austria, Belgium, Bulgaria, Channel Islands, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland (including Aland Islands), France, Germany, Gibraltar, Greece, Hungary, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Monaco, The Netherlands, Norway (including Svalband and Jan Jayen Islands), Poland, Portugal (including Azores), Romania, Russia, San Marino, Slovakia, Slovenia, Spain (including Baleric Islands and Canary Islands), Sweden, Switzerland, Turkey, Ukraine, United Kingdom, Vatican City and Connector Central Eastern Europe

Full Europe excluding Russia

Andorra, Austria, Belgium, Bulgaria, Channel Islands, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland (including Aland Islands), France, Germany, Gibraltar, Greece, Hungary, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Monaco, The Netherlands, Norway (including Svalband and Jan Jayen Islands), Poland, Portugal (including Azores), Romania, San Marino, Slovakia, Slovenia, Spain (including Baleric Islands and Canary Islands), Sweden, Switzerland, Turkey, Ukraine, United Kingdom, Vatican City and Connector Central Eastern Europe

Western Europe

Andorra, Austria, Belgium, Channel Islands, Denmark, Finland (including Aland Islands), France, Germany, Gibraltar, Ireland, Italy, Liechtenstein, Luxembourg, Malta, Monaco, The Netherlands, Norway (including Svalband and Jan Jayen Islands), Portugal (including Azores), San Marino, Spain (including Baleric Islands and Canary Islands), Sweden, Switzerland, United Kingdom, Vatican City

Eastern Europe including Russia

Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, Ukraine and Connector Central Eastern Europe

Eastern Europe excl Russia

Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, Slovenia, Turkey, Ukraine and Connector Central Eastern Europe

Connector Central Eastern Europe

Albania, Belarus, Bosnia, Macedonia, Moldova, Montenegro, Serbia

Alps

Austria, France, Italy, Switzerland

Baltic States

Estonia, Latvia, Lithuania

Belux

Belgium, Luxembourg

Benelux

Belgium, Luxembourg, The Netherlands

British Isles

United Kingdom, Republic of Ireland, Channel Islands

DACH

Austria, Germany, Switzerland

France

France, Monaco

Iberia

Spain, Portugal, Andorra, Gibraltar

Italy

Italy, San Marino, Vatican City

Scandinavia

Denmark, Finland, Norway, Sweden

Spain

Spain, Andorra, Gibraltar

Switzerland

Switzerland, Liechtenstein

United Kingdom

United Kingdom, Channel Islands, Isle of Man

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 21	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Americas

North America excluding Mexico

United States, Canada, Puerto Rico, United States Virgin Islands

North America including Mexico

United States, Canada, Mexico, Puerto Rico, United States Virgin Islands

South America

Argentina, Brazil, Chile, French Guiana, Uruguay, Venezuela

French West Indies

Guadeloupe, Martinique, Saint Barthélemy, Saint Martin

United States

United States, Canada, Puerto Rico, United States Virgin Islands

Middle East & North Africa

Gulf Cooperation Council

Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates

Gulf Cooperation Council and Egypt

Bahrain, Egypt, Kuwait, Oman, Qatar, Saudi Arabia, United Arab Emirates

Sub Sahara Africa

Africa Oceanic

Mauritius, Mayotte, La Réunion

Central Africa

Burundi, Congo, Democratic Republic of Congo, Gabon, Rawanda

Eastern Africa

Kenya, Tanzania, Uganda

North Africa

Tunisia

South Africa

South Africa, Lesotho, Swaziland

Southern Africa

Angola, Botswana, Lesotho, Malawi, Mozambique, Namibia, South Africa, Swaziland, Zambia, Zimbabwe

Western Africa

Benin, Burkina Faso, Cameroon, Ghana, Mauritania, Senegal, South Africa, Togo

Asia Pacific

Hong Kong and Macau

Hong Kong, Macau

Malaysia and Brunei

Malaysia, Brunei

Singapore, Malaysia and Brunei

Singapore, Malaysia, Brunei

South East Asia

Singapore, Malaysia, Brunei, Thailand, Indonesia, Vietnam

Licensee shall report royalties to TomTom for the different Value Added Product combinations launched. Should Licensee decide to only launch regional bundles to keep the total # of product SKUs lower, Licensee shall report each bundle on the royalty report. Licensee shall define the countries included in the bundles separately. Should Licensee launch each country individually with separate product SKUs, Licensee shall report each country individually on the royalty report.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 22	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

16. Schedule G shall be amended to include Value Added Product [*****] as follows:

Value Added Product [*****]:

Value Added Product [*****] shall be comprised of the following Licensed TomTom Products:

MultiNet North America, coverage for the United States and Canada

Revenue Share:

•	Licensee shall pay to TomTom [*****] of the [*****].

Conditions of Offer:

•	The above pricing is only valid if Licensee provides Value Added Product [*****] [*****] to consumer service.

•

To maintain the above Value Added Product [*****] pricing with TomTom, Licensee agrees that it will maintain during the Term of the Agreement at least [*****] of its [*****], based on [*****], to include or use TomTom map/geographical data for Value Added Products with a [*****] pursuant to this Agreement. Notwithstanding the foregoing, the [*****] calculation shall exclude [*****] who are subscribers on all platforms other than iOS with version numbers less than [*****] (or its [*****] product equivalent).

•	Should the User [*****], such applications will be covered under the appropriate VAP pricing.

•	Licensee’s Royalty Reports for Value Added Product [*****] shall specifically include the following information:

•	[*****] amount.

•	TomTom [*****] amount.

•	Number of routes calculated.

•	Number of [*****] not including [*****].

“Gross Revenue” is defined as any revenue derived from Value Added Product [*****], including, but not limited to advertising revenue, revenue from mobile commerce, or any other revenue from products or services received in connection with Value Added Product [*****] sources received by Licensee in conjunction with Value Added Product [*****] —before paying any direct costs. Gross Revenue shall not include any development costs of Licensee reimbursed by its customers.

17. The third and fourth sentences of Article 8.2, Royalty Rate, shall be deleted and replaced with the following:

Except as otherwise stated herein, Licensee shall have an option for a [*****] day return time frame for Value Added Products [*****]. Notwithstanding the foregoing, Licensee shall have a [*****] day return time frame for [*****]. The [*****] or [*****] days, as applicable, shall start from the date at which time Licensee sells the aforementioned Value Added Products.

18. The definition of “End User” in Section 1.1 to the General Terms and Conditions shall be amended to include the following:

For the purposes of Value Added Products [*****] “End User” means an entity or person who receives, uses a copy of or in any other way is granted access to the Data, the TomTom Database, Licensed TomTom Products, the Value Added Products or the information contained therein for its own internal use in accordance with the terms and conditions of Annex II and Annex III to this Agreement, which shall be tracked by Licensee through a [*****]. Value Added Products may be used by each End User [*****] through access to its account with Licensee under such End User’s [*****] and such usage [*****] shall be tracked as the individual End User’s use of the Value Added Products.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 23	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

19. Article 9.6 of Inspection, shall be amended to include the following;

Additionally, TomTom may require that Licensee obtain records of its Service Providers and End Users to ensure compliance with this Agreement should TomTom have reason to believe that there are abnormalities with such Service Provider or End User’s use of the Value Added Product and Licensee shall use commercially reasonable efforts to obtain such records in accordance with the then effective agreements Licensee has with such Service Providers and End Users.

20. Except as otherwise amended herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict in terms, this Amendment #6 shall take precedence over the Agreement and any previous amendment(s).

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment #6 to be effective, valid and binding upon the Parties as of July 1, 2012 (the “Effective Date of this Amendment #6”).

TomTom North America, Inc. a California corporation 11 Lafayette Street Lebanon, NH 03766-1445		Telenav, Inc. a Delaware corporation 950 De Guigne Dr. Sunnyvale, CA 94085

By:	/s/ P. Charles Cautley	By:	/s/ Michael W. Strambi
Name:	Charles Cautley	Name:	Michael W. Strambi
Title:	Managing Direct AEF	Title:	CFO

Date:	July 27, 2012	Date:	7-26-12

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 24	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Annex II

SUBLICENSE AGREEMENT

Restrict the license for End User’s own internal business or personal use and not for resale, distribution, sublicense or commercial use.

Include a provision acknowledging that the Licensed Products are the confidential information of TomTom and prohibiting disclosure of the Licensed Products to third parties.

Expressly prohibit unauthorized copying.

Prohibit the removal or obscuring of any copyright, trademark notice, or restrictive legend.

Use commercially reasonable efforts to include a provision whereby Licensee shall have the right to audit the Service Provider or End User based upon the reporting obligations under Article 9.

Include a provision whereby TomTom is a third party beneficiary of Licensee’s rights under the End User License Agreement. For example:

The covenants and obligations undertaken by the End User herein are intended for the direct benefit of TomTom and may be enforced by TomTom directly against the End User.

Include the following limitation of liability language:

NEITHER TOMTOM NOR ITS SUPPLIERS SHALL BE LIABLE TO THE UNDERSIGNED FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT OR EXEMPLARY DAMAGES ARISING OUT OF THIS AGREEMENT, INCLUDING LOST PROFITS OR COSTS OF COVER, LOSS OF USE OR BUSINESS INTERRUPTION OR THE LIKE, REGARDLESS OF WHETHER THE PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, TOMTOM SHALL HAVE NO MONETARY LIABILITY TO THE UNDERSIGNED FOR ANY CAUSE (REGARDLESS OF THE FORM OF ACTION) UNDER OR RELATING TO THIS AGREEMENT.

Disclaim all warranties of TomTom and its suppliers of the same scope as in this Agreement. For example:

THE LICENSED PRODUCTS ARE PROVIDED ON AN “AS IS” AND “WITH ALL FAULTS BASIS” AND TOMTOM AND ITS SUPPLIERS EXPRESSLY DISCLAIM ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, SATISFACTORY QUALITY, ACCURACY, TITLE AND FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN ADVICE OR INFORMATION PROVIDED BY TOMTOM OR ANY OF ITS AGENTS, EMPLOYEES OR THIRD PARTY PROVIDERS SHALL CREATE A WARRANTY, AND LICENSEE IS NOT ENTITLED TO RELY ON ANY SUCH ADVICE OR INFORMATION. THIS DISCLAIMER OF WARRANTIES IS AN ESSENTIAL CONDITION OF THE AGREEMENT.

End User shall not use the Value Added Product to create (or assist in the creation of) a digital map database. A “digital map database” means a database of geospatial data containing the following information and attributes: (x) road geometry and street names; or (y) routing attributes that enable turn-by-turn navigation on such road geometry; or (z) latitude and longitude of individual addresses and house number ranges.

End User shall not use the Value Added Product to provide competitive information about TomTom or its products to third parties.

The Value Added Product may not be used for in-flight navigation.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 25	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

In the event that any End User is a government entity, include the following:

U.S. GOVERNMENT RIGHTS. If End User is an agency, department, or other entity of the United States Government, or funded in whole or in part by the United States Government, then use, duplication, reproduction, release, modification, disclosure or transfer of this commercial product and accompanying documentation, is restricted in accordance with the LIMITED or RESTRICTED rights as described in any applicable DFARS or FAR. In case of conflict between any of the FAR and/or DFARS that may apply to the Licensed Product, the construction that provides greater limitations on the Government’s rights shall control. Contractor/manufacturer is TomTom North America, Inc., 11 Lafayette Street, Lebanon, NH 03766-1445. Phone: 603.643. 0330. The Licensed Products are © 2006-201_ by TomTom. ALL RIGHTS RESERVED. For purpose of any public disclosure provision under any federal, state or local law, it is agreed that the Licensed Products are a trade secret and a proprietary commercial product and not subject to disclosure.

If End User is an agency, department, or other entity of any State government, the United States Government or any other public entity or funded in whole or in part by the United States Government, then End User hereby agrees to protect the Licensed Products from public disclosure and to consider the Licensed Products exempt from any statute, law, regulation, or code, including any Sunshine Act, Public Records Act, Freedom of Information Act, or equivalent, which permits public access and/or reproduction or use of the Licensed Products. In the event that such exemption is challenged under any such laws, this EULA shall be considered breached and any and all right to retain any copies or to use of the Licensed Products shall be terminated and considered immediately null and void. Any copies of the Licensed Products held by Licensee shall immediately be destroyed. If any court of competent jurisdiction considers this clause void and unenforceable, in whole or in part, for any reason, this EULA shall be considered terminated and null and void, in its entirety, and any and all copies of the Licensed Products shall immediately be destroyed.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 26	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Annex III

Third Party Restrictions

A. Additional provisions for MultiNet® data of Norway. End User is prohibited from using the MultiNet® data of Norway to create commercial general purpose printed or digital maps, which are similar to the basic national products of the Norwegian Mapping Authority.

B. Additional provisions for Premium Points of Interest (the “POIs”): End User specifically agrees that it shall not:

(i) except as otherwise specifically set forth herein, license or otherwise provide the POI Licensed Products to any third party for the purposes of resale, sublicensing, redistribution or for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list, geographic or trade directories, business directories, classified directories, classified advertising which is sold, rented, published, furnished or in any manner provided to a third party;

(ii) make the POI Licensed Products available in an on-line environment unless properly secured and/or encrypted to prevent unauthorized access to the POI Licensed Products; and

(iii) use the POI Licensed Products, either in whole or in part, as a factor in (a) establishing an individual’s eligibility for credit or insurance; (b) connection with underwriting individual insurance; (c) evaluating an individual for employment or promotions, reassignment or retention as an employee; (d) in connection with a determination of an individual’s eligibility for a license or other benefit granted by a governmental authority; or (e) for soliciting survivors of deceased persons.

(iv) create mailing or telemarketing lists unless authorized in this Agreement.

(v) End User will house the POI Licensed Products on the Internet behind firewalls and will implement a system of controls that will (i) protect the integrity of the POI Licensed Products; (ii) control access to the POI Licensed Products and (iii) prevent unauthorized usage or copying of the POI Licensed Products.

(vi) End User shall display the POI Licensed TomTomProduct copyright notice at all times in conjunction with the TomTom copyright notice. As of the Effective Date of this Agreement, the copyright notice for the POI Licensed Product is:

Following restrictions will apply to usage of the POI Licensed Products for Internet Applications:

“Internet” means a free to consumer delivery of transactions, and shall be comprised of (a) electronic map images including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (b) any geocoded addresses displayed as icons on the map display; and (c) route information between addresses provided to End Users as text directions and/or highlighted on the map display combined with third party business listings marketed by Licensee on the internet. The Internet cannot be used with a sensor, as a navigation system, as a commercial application, or as an in-vehicle component.

(i)	Search by business name or single category in a geography (city, state or zip)

(ii)	No [*****] search permitted

(iii)	No [*****] search permitted

(iv)	No more than [*****] results per page

(v)	No more than [*****]pages per search

(vi)	Infogroup logo (no text attribution) to be displayed on all pages, except as detailed in Article 10.2

(vii)	ZIP codes may be displayed only [*****] at a time

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 27	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

(viii)	Following information may be displayed to End Users on public website

(a)	Business Name

(b)	Address

(c)	Phone number

(d)	Contact Name (in case of professionals)

(e)	Cuisine information (no category information to be displayed)

(ix)	End Users with more than [*****] page views per month are to be authorized by Infogroup.

Following restrictions will apply to usage of the POI Licensed Products for Enterprise Data Usage:

“Enterprise Data Usage” means internal usage within corporations for analysis purposes. The POI Licensed Products will not be incorporated into a Value Added Products and will not be redistributed in any way. Only employees of the enterprise will have access to the data.

(i)	POI Licensed Products to be used only in conjunction with the Licensed Products

(ii)	Search business name or single category (no [*****] searches are permitted)

(iii)	No ZIP code display in summary view, ZIP codes may be displayed [*****] at time

(iv)	No more than [*****] records per page

(v)	End Users with over [*****] page views per month are to be authorized by Infogroup

Following restrictions will apply to usage of the Brand Icon component:

End User agrees that the use of the Brand Icon component is subject to the terms and conditions set forth in this Agreement and that there may be additional third party terms, conditions and restrictions to which the use of the Brand Icon component will be subject and which will be provided to the End User from time to time in the product release notes.

C. Additional Provisions with respect to the data for China: End User agrees that any Licensed Product which contains data of China may be subject to additional terms and conditions which shall be provided to End User when available to TomTom. China data may not be exported from China.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 28	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

D. Additional Provisions with respect to the data for India: End User agrees that any Licensed Product which contains data of India may be subject to additional terms and conditions which shall be provided to End User when available to TomTom.

E. Additional Provisions with respect to the data for Korea: End User agrees that any Licensed Product which contains data of Korea may be subject to additional terms and conditions which shall be provided to Licensee when available to TomTom. Korea data may not be exported from Korea.

F. As of the Effective Date, the following restriction applies to the Licensed Products: The 6-digit alpha/numeric Canadian Postal Codes contained in any Licensed Product cannot be used for bulk mailing of items through the Canadian postal system. Furthermore, the 6-digit alpha/numeric Canadian Postal Codes must be wholly contained in the Value Added Product and shall not be extractable. Canadian Postal Codes cannot be displayed or used for postal code look-up on the Internet, nor can they be extracted or exported from any application to be utilized in the creation of any other data set or application.

G. Additional provisions with respect to Enterprise Traffic. Licensee specifically agrees that it shall not: (i) store the data for more than [*****] on Licensee’s servers; (ii) broadcast or make Enterprise Traffic available except to authorized End Users; and (iii) use the feed or information received via the feed for historical data purposes (including but not limited to collection or analysis).

H. Additional provisions with respect to the Local Points of Interest North America Licensed Product: It is expressly prohibited to use the Local Points of Interest North America for (a) telephone call routing related applications; (b) screen pop applications, (c) CD-ROM director of other derivative directory product; (d) verification services; (e) caller name services; and (f) online marketing lead verification services.

Following restrictions will apply to usage of the Brand Icon component:

End User agrees that the use of the Brand Icon component is subject to the terms and conditions set forth in this Agreement and that there may be additional third party terms, conditions and restrictions to which the use of the Brand Icon component will be subject and which will be provided to the End User from time to time in the product release notes.

I. Additional provisions with respect to the Speed Profiles, Enterprise Traffic, and any other traffic related Licensed Product: Neither the Data nor the Licensed Products such as Speed Profiles or Enterprise Traffic or any derivatives thereof shall be used for the purpose of enforcement of traffic laws including but not limited to the selection of potential locations for the installation of speed cameras, speed traps or other speed tracking devices.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 29	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Annex IV

Additional Licensed TomTom Products Provisions and Details

A. Additional Provisions with respect to the MultiNet® data of Norway only. Licensee is prohibited from using the MultiNet® data of Norway to create general purpose printed or digital maps, which are similar to the basic national products of the Norwegian Mapping Authority. (Any Value Added Product of the MultiNet® data of Norway shall be regarded as similar to the basic national products of the Norwegian Mapping Authority if such Value Added Product has a regional or national coverage, and at the same time has a content, scale and format that are similar to the basic national products of the Norwegian Mapping Authority.)

B. Additional provisions with respect to the Municipal Boundary layer of the MultiNet® Administrative Areas Licensed Product: Licensee shall not use the Municipal Boundary layer of the MultiNet Administrative Areas product to create or derive applications which are used by third parties for the purpose of tariff, tax jurisdiction, or tax rate determination for a particular address or range of addresses.

C. Additional provisions for Premium Points of Interest (the “POIs”). With respect to the POI Licensed Products: Licensee specifically agrees that it shall not:

(i) except as otherwise specifically set forth herein, license or otherwise provide the POI Licensed Products to any third party for the purposes of resale, sublicensing, redistribution or for the purpose of compiling, enhancing, verifying, supplementing, adding to or deleting from any mailing list, geographic or trade directories, business directories, classified directories, classified advertising which is sold, rented, published, furnished or in any manner provided to a third party;

(ii) make the POI Licensed Products available in an on-line environment unless properly secured and/or encrypted to prevent unauthorized access to the POI Licensed Products; and

(iii) use the POI Licensed Products, either in whole or in part, as a factor in (a) establishing an individual’s eligibility for credit or insurance; (b) connection with underwriting individual insurance; (c) evaluating an individual for employment or promotions, reassignment or retention as an employee; (d) in connection with a determination of an individual’s eligibility for a license or other benefit granted by a governmental authority; or (e) for soliciting survivors of deceased persons.

(iv) create mailing or telemarketing lists unless authorized in this Agreement.

(v) Licensee will house the POI Licensed Products on the Internet behind firewalls and will implement a system of controls that will (i) protect the integrity of the POI Licensed Products; (ii) control access to the POI Licensed Products and (iii) prevent unauthorized usage or copying of the POI Licensed Products.

(vi) Licensee shall display the POI Licensed Product copyright notice at all times in conjunction with the TomTom copyright notice. As of the Effective Date of this Agreement, the copyright notice for the POI Licensed Product is:

Following restrictions will apply to usage of the POI Licensed Products for Internet Applications:

“Internet” means a free to consumer delivery of transactions, and shall be comprised of (a) electronic map images including, but not limited to, jpeg, gif, tif, pdf, bit-mapped or raster images; (b) any Geocoded addresses displayed as icons on the Map Display; and (c) Route information between addresses provided to End Users as text Directions and/or highlighted on the Map Display combined with third party business listings marketed by Licensee on the Internet. The Internet cannot be used with a Sensor, as a Navigation System, as a commercial application, or as an In-Vehicle Component.

(i)	Search by business name or single category in a geography (city, state or zip)

(ii)	No [*****] search permitted

(iii)	No [*****] search permitted

(iv)	No more than [*****] results per page

(v)	No more than [*****] pages per search

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 30	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

(vi)	Infogroup logo (no text attribution) to be displayed on all pages, except as detailed in Article 10.2

(vii)	ZIP codes may be displayed only [*****] at a time

(viii)	Following information may be displayed to End Users on public website

(a)	Business Name

(b)	Address

(c)	Phone number

(d)	Contact Name (in case of professionals)

(e)	Cuisine information (no category information to be displayed)

(ix)	End Users with more than [*****] page views per month are to be authorized by Infogroup.

Following restrictions will apply to usage of the POI Licensed Products for Enterprise Data Usage:

“Enterprise Data Usage” means internal usage within corporations for analysis purposes. The Licensed Products will not be incorporated into a Value Added Product and will not be redistributed in any way. Only employees of the enterprise will have access to the data.

(i)	POI Licensed Products to be used only in conjunction with the Licensed Products

(ii)	Search business name or single category (no [*****] searches are permitted)

(iii)	No ZIP code display in summary view, ZIP codes may be displayed [*****] at time

(iv)	No more than [*****] records per page

(v)	End Users with over [*****] page views per month are to be authorized by Infogroup

Following restrictions will apply to usage of the Brand Icon component:

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 31	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Licensee agrees that the use of the Brand Icon component is subject to the terms and conditions set forth in this Agreement and that there may be additional third party terms, conditions and restrictions to which the use of the Brand Icon component will be subject and which will be provided to the End User from time to time in the product release notes.

D. Additional Provisions with respect to 3D Landmarks Licensed Product (the “3D Landmarks”): Licensee agrees to include as soon as practically possible, but no later than the first new release of the Value Added Product following Licensee’s receipt of any 3D Landmarks, any copyright notices related to the display of such landmarks in the “about box” of the Value Added Product.

Notwithstanding the aforementioned, TomTom has the right to decide, at its sole discretion, to remove specific 3D Landmarks in subsequent releases of the Licensed Products. In such case, Licensee will remove those 3D Landmarks from the Value Added Product as soon as practically possible, but not later than the first new release of the Value Added Product following Licensee’s receipt of the Update to the Licensed Product. TomTom shall not be held responsible for any possible damages, costs or expenses incurred by Licensee related to such removal of a 3D Landmark by TomTom from the Licensed Product or failure to remove a 3D Landmark by Licensee from the Value Added Product.

E. Additional Provisions with respect to the GDF Viewer Licensed Product (the “GDF Viewer”): TomTom hereby grants to Licensee a non-exclusive, non-transferable license to use the Software Licensed Products for the sole and limited purpose of assisting Licensee in viewing, analyzing and sectioning the Licensed Products. In no event shall Licensee use the Software Licensed Products to view, analyze, section or in any way manipulate spatial map data that is not provided by TomTom. Licensee shall not derive or attempt to derive the source code of all or any portion of the Licensed Products by reverse engineering, disassembly, decompilation, translation or any other means. Licensee shall affix the following copyright notice on any copy of the GDF Viewer, or any portion of the Licensed Products: “Software © 2011 TomTom North America, Inc. All rights reserved.

F. Additional Provisions with respect to the data for China: Licensee agrees that any Licensed Product which contains data of China may be subject to additional terms and conditions which shall be provided to Licensee when available to TomTom. China data may not be exported from China.

G. Additional Provisions with respect to the data for India: Licensee agrees that any Licensed Product which contains data of India may be subject to additional terms and conditions which shall be provided to Licensee when available to TomTom.

H. Additional Provisions with respect to the data for Korea: Licensee agrees that any Licensed Product which contains data of Korea may be subject to additional terms and conditions which shall be provided to Licensee when available to TomTom. Korea data may not be exported from Korea. Data cannot be shipped to End Users in an open format (such as ESRI shapefile).

I. As of the Effective Date, the following restriction applies to the Licensed Products: The 6-digit alpha/numeric Canadian Postal Codes contained in any Licensed Product cannot be used for bulk mailing of items through the Canadian postal system. Furthermore, the 6-digit alpha/numeric Canadian Postal Codes must be wholly contained in the Value Added Product and shall not be extractable. Canadian Postal Codes cannot be displayed or used for postal code look-up on the Internet, nor can they be extracted or exported from any application to be utilized in the creation of any other data set or application.

J. Additional provisions with respect to Enterprise Traffic. Licensee specifically agrees that it shall not: (i) store the data for more than [*****] on Licensee’s servers; (ii) broadcast or make Enterprise Traffic available except to authorized End Users; and (iii) use the feed or information received via the feed for historical data purposes (including but not limited to collection or analysis).

K. Additional provisions with respect to the Local Points of Interest North America Licensed Product: It is expressly prohibited to use the Local Points of Interest North America for (a) telephone call routing related applications; (b) screen pop applications, (c) CD-ROM director of other derivative directory product; (d) verification services; (e) caller name services; and (f) online marketing lead verification services. The Local Points of Interest North America cannot be licensed to the following companies, their commonly owned companies or aliases: [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 32	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

Following restrictions will apply to usage of the Brand Icon component:

Licensee agrees that the use of the Brand Icon component is subject to the terms and conditions set forth in this Agreement and that there may be additional third party terms, conditions and restrictions to which the use of the Brand Icon component will be subject and which will be provided to the End User from time to time in the product release notes.

L. Additional provisions with respect to the Speed Profiles, Enterprise Traffic and any other traffic related Licensed Product: Neither the Data nor the Licensed Products such as Speed Profiles or Enterprise Traffic or any derivatives thereof shall be used for the purpose of enforcement of traffic laws including but not limited to the selection of potential locations for the installation of speed cameras, speed traps or other speed tracking devices.

M. Copyright Notices. Licensee shall conspicuously display each applicable then current copyright notice for the Licensed Products in accordance with Article 10.5 “Intellectual Property (rights) notice” for each Value Added Product that is based upon:

1. MultiNet®. As of the Effective Date, the copyright notice is: “Data Source © <current year> TomTom”; and, in addition, “based on”:

(a)	MultiNet® data of Austria. As of the Effective Date, the copyright notice is: “© BEV, GZ 1368/2003.”

(b)	MultiNet® data of Denmark. As of the Effective Date, the copyright notice is: “© DAV, violation of these copyrights shall cause legal proceedings.”

(c)

MultiNet® data of France. As of the Effective Date, the copyright notice is: [for an Value Added Product for Navigation Units: “© IGN France.”] / [for an Value Added Product for Geographic Information Systems: “Georoute © IGN France.”] / [for an Value Added Product for navigational products: “Michelin data © Michelin 20__”]

(d)	MultiNet® data of Indonesia. As of the Effective Date, the copyright notice is: “® Base data Bakosurtanal”.

(e)

MultiNet® data ofGreat Britain. As of the Effective Date, the copyright is: “Contains Ordnance Survey data © Crown copyright and database right [current year]” and “Contains Royal Mail data © Royal Mail copyright and database right [current year]”

(f)	MultiNet® data of Northern Ireland. As of the Effective Date, the copyright notice is: “Ordnance Survey of Northern Ireland.”

(g)	MultiNet® data of Norway. As of the Effective Date, the copyright notice is: “© Norwegian Mapping Authority, Public Roads Administration / © Mapsolutions.”

(h)	MultiNet® data of Russia: As of the Effective Date, the copyright notice is: “© Roskartographia”

(i)	MultiNet® data of Switzerland. As of the Effective Date, the copyright notice is: “© Swisstopo.”

(j)	MultiNet® data of The Netherlands. As of the Effective Date, the copyright notice is: “Topografische onderground Copyright © dienst voor het kadaster en de openbare registers, Apeldoorn 201_.”

2. MultiNet® North America: As of the Effective Date, the copyright notice is: “© 2006 – 201            TomTom. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to TomTom. TomTom is an authorized user of selected Statistics Canada computer files and distributor of derived information products under Agreement number 6776. The product is sourced in part from Statistics Canada computer files, including 2010 Road Network File (RNF), 92-500-G and 2006 Census Population and Dwelling Count Highlight Tables, 97-550-XWE2006002. The product includes information copied with permission from Canadian authorities, including © Canada Post Corporation, GeoBase®, and Department of Natural Resources Canada, All rights reserved. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 33	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL

Agreement Number 000 1641-6

3. Matchmaker® SDK Professional Canada Address Coding Guide: As of the Effective Date, the copyright notice is: “© 2001 – 201_ TomTom. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to TomTom. The product includes information copied with permission from Canadian authorities, including © Canada Post Corporation and GeoBase®, All rights reserved. The product is sourced in part from Geography Division, Statistics Canada, 2010 Road Network File (RNF), 92-500-G. The incorporation of data sources from Statistics Canada within this product shall not be construed as constituting an endorsement by Statistics Canada of such product. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

4. StreetMap™ Premium: As of the Effective Date, the copyright notice is: “© 2006 – 201_ TomTom. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to TomTom. The product includes information copied with permission from Canadian authorities, including © Canada Post Corporation, GeoBase®, and Department of Natural Resources Canada, All rights reserved. The product is sourced in part from Geography Division, Statistics Canada, 2010 Road Network File (RNF), 92-500-G. The incorporation of data sources from Statistics Canada within this product shall not be construed as constituting an endorsement by Statistics Canada of such product. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

5. Logistics: As of the Effective Date, the copyright notice is: “© 2006 – 201_ TomTom. Truck Attribute Data © 2004 — <current year> ProMiles Software Development Corporation. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to TomTom. The product includes information copied with permission from Canadian authorities, including © Canada Post Corporation, GeoBase®, and Department of Natural Resources Canada, All rights reserved. The product is sourced in part from Geography Division, Statistics Canada, 2010 Road Network File (RNF), 92-500-G. The incorporation of data sources from Statistics Canada within this product shall not be construed as constituting an endorsement by Statistics Canada of such product. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

6. MultiNet® Post: As of the Effective Date, the copyright notice is: “© 2006 – 201            TomTom. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to TomTom. The product includes information copied with permission from Canadian authorities, including © Canada Post Corporation, All rights reserved. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

7. MultiNet® Administrative Areas: As of the Effective Date, the copyright notice is: “© 2006 – 201            TomTom. All rights reserved. This material is proprietary and the subject of copyright protection and other intellectual property rights owned or licensed to TomTom. TomTom is an authorized user of selected Statistics Canada computer files and distributor of derived information products under Agreement number 6776. The product is sourced in part from Statistics Canada computer files and 2006 Census Population and Dwelling Count Highlight Tables, 97-550-XWE2006002. The use of this material is subject to the terms of a License Agreement. You will be held liable for any unauthorized copying or disclosure of this material.”

8. Local Points of Interest North America: As of the Effective Date, the copyright notice is: “© 2006-201_ TomTom. All rights reserved. This material is proprietary and the subject of copyright protection, database right protection and other intellectual property rights owned by TomTom or its suppliers. Portions of the POI database contained in Local Points of Interest North America have been provided by Localeze. The use of this material is subject to the terms of a license agreement. Any unauthorized copying or disclosure of this material will lead to criminal and civil liabilities.”

9. Telecommunications: As of the Effective Date, the copyright notice is: “© 2010 Pitney Bowes. All rights reserved.” In addition, for the following product layers Wire Center Boundaries, ILEC Boundaries, and Rate Center Boundaries, the following also applies: “This product contains information and/or data of Telcordia Technologies, Inc. (Telcordia) licensed to be included herein.”

TomTom	TeleNav License Agreement, Amendment #6, 4/2012, pg. 34	Licensee
CA_0000608_4	TOMTOM CONFIDENTIAL